Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2023
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Royalties:

In addition to its own intellectual property, the Company also embeds certain off the shelf technologies (Intellectual Property (“IP”) licensed from third parties in its chip technology. These are typically non-exclusive contracts provided under royalty-accruing and/or paid-up licenses. Once deployed in the Company’s products, such licenses for commercial use are generally perpetual.

Royalty arrangements with certain vendors are vary between 0.5%-3.5% of net revenues per chip plus additional royalties of up to $0.1 per chip.

The royalties’ expenses totaled to $725 thousand, $903 thousand and $844 thousand for the years ended December 31, 2023, 2022 and 2021, respectively. The royalties were recorded as part of cost of revenues.

b.	The Israel Innovation Authority (formerly known as “Office of Chief Scientist”)

Until 2016, the Company received grants from the Israel Innovation authority (“IIA”) for participation in research and development costs of the Company’s. The IIA grants were recognized when grants were received and presented as a deduction from research and development expenses. The Company repaid the IIA all its liability for the received grant.

While the Company has no outstanding obligation to the IIA, the Company is still subject to the provisions of the Research and Development law in Israel.

c.	Noncancelable Purchase Obligations

The Company depends upon third party subcontractors for manufacturing of wafers, packaging and final tests. As of December 31, 2023, and 2022, the total value of open purchase orders for such manufacturing contractors was approximately $4,951 thousand and $19,418 thousand, respectively.

The Company has noncancelable purchase agreements for certain IP embedded in the Company products as well as certain agreement for the license of development tools used by the development team. As of December 31, 2023, and 2022, the total value of non-paid amounts related to such agreements totaled $5,513 thousand and $2,783 thousand, respectively.

d.	Legal proceedings

As of December 31, 2023, and 2022, the Company is not a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

e.	Indemnifications

In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to customers, vendors, lessors, investors, directors, officers, employees and other parties with respect to certain matters, including, but not limited to, losses arising out of the Company’s breach of such agreements, services to be provided by the Company, or from intellectual property infringement claims made by third-parties. These indemnifications (especially with respect to confidentiality with third party related to IP) may survive termination of the underlying agreement and the maximum potential amount of future payments the Company could be required to make under these indemnification provisions may not be subject to maximum loss clauses. The Company has not incurred costs to defend lawsuits or settle claims related to these indemnifications. As of December 31, 2023, and 2022 the Company has no liabilities recorded for these agreements.